UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114

Name of Registrant: Vanguard Montgomery Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – June 30, 2010

Item 1: Reports to Shareholders

Vanguard Market Neutral Fund
Semiannual Report

June 30, 2010

> Vanguard Market Neutral Fund returned 0.72% for Investor Shares and 0.83% for Institutional Shares in the first half of 2010, ahead of the return of its Treasury-bill benchmark and the average return of competitive funds.

> The broad U.S. stock market’s generally steady climb from its 2009 bear-market low ended with an abrupt reversal, producing a loss of almost 6% for the period.

> The fund’s positive total return stemmed more from its short positions, which are stocks that are borrowed and sold with the hope that they will fall in price and can be purchased later for a lower price.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended June 30, 2010

Total
Returns
Vanguard Market Neutral Fund
Investor Shares	0.72%
Institutional Shares	0.83
Citigroup Three-Month U.S. Treasury Bill Index	0.06
Equity Market Neutral Funds Average	-0.73
Equity Market Neutral Funds Average: Derived from data provided by Lipper Inc.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2009 , Through June 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Market Neutral Fund
Investor Shares	$9.71	$9.78	$0.000	$0.000
Institutional Shares	9.66	9.74	0.000	0.000

Chairman’s Letter

Dear Shareholder,

For the fiscal half-year ended June 30, 2010—a period when the broad U.S. stock market declined almost 6%—the Investor Shares of Vanguard Market Neutral Fund returned 0.72% and the Institutional Shares 0.83%.

The fund topped the 0.06% return of its U.S. Treasury bill benchmark and was also well ahead of the –0.73% average return of peer-group funds.

Sovereign debt worries pulled down stock returns
After pulling back a bit in January from 2009’s strong gains, stocks rose steadily as winter turned to spring. Rapid growth in corporate earnings and optimism about the strength of the economic recovery were dominant themes. But in May, the scope of Europe’s fiscal challenges became clearer, and stock prices retreated sharply. For the full six months, U.S. stocks returned about –6%. Small-capitalization stocks, representing companies less exposed to global turmoil than large-cap multinationals, lost less ground than larger stocks.

International stocks also posted negative six-month returns. For U.S.-based investors, a strengthening U.S. dollar further reduced the returns from stocks abroad, particularly in Europe, where the euro fell noticeably in value.

Bonds continued to show strength as investors looked for safer assets
With the economic recovery appearing to decelerate and inflation remaining dormant, bonds stayed in favor throughout the period. As worries persisted about possible fallout from Europe’s sovereign debt problems, many investors sought safety in U.S. Treasuries. Higher-quality corporate bonds also performed well as earnings reports indicated that company balance sheets remained in good shape.

Municipal bonds, with their history of low default rates, also held their ground despite ongoing concerns about deficits confronting many state and local governments. In this risk-averse environment, lower-rated, higher-risk corporate bonds lagged a bit. For the full six months, the broad taxable market returned more than 5%; municipal securities returned more than 3%.

In June, the Federal Open Market Committee, the arm of the Federal Reserve that influences interest rates, reiterated its intention to keep its target for short-term rates at “exceptionally low levels” for an “extended period.” The target rate has remained between 0% and 0.25% for 18 months through June.

Advisors’ adept stock selections aved the way for a positive return
The goal of the Market Neutral Fund is twofold. The fund seeks to provide long- term capital appreciation while—as its name implies—“neutralizing,” or limiting,

Market Barometer

			Total Returns
		Periods Ended June 30, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	-6.40%	15.24%	-0.56%
Russell 2000 Index (Small-caps)	-1.95	21.48	0.37
Dow Jones U.S. Total Stock Market Index	-5.67	16.20	-0.08
MSCI All Country World Index ex USA (International)	-10.80	10.87	3.84

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.33%	9.50%	5.54%
Barclays Capital Municipal Bond Index	3.31	9.61	4.40
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.12	2.63

CPI
Consumer Price Index	0.93%	1.05%	2.30%

the effect of stock market movements on fund return. To accomplish this, the fund selects two baskets of stocks.

One basket—the “long” portfolio—consists of stocks that the fund’s advisors have purchased in the belief that they are undervalued and have potential to appreciate. The other—the “short” portfolio—consists of stocks that the advisors have borrowed and sold, viewing them as likely to decline in price. The plan is to turn a profit by returning the borrowed shares to the lenders after purchasing them back at a lower price.

The fund minimized much of its exposure to the broad stock market’s movements during the six months ended June 30. While the broad stock market returned –5.67% during the period, the Market Neutral Fund posted a positive return exceeding that of its benchmark index. Although the fund’s long portfolio declined, the short portfolio’s contribution outweighed that drop and produced an overall gain.

The biggest boost to return came from the materials-sector stocks in the short portfolio. While the fund’s long holdings in the sector declined about 7%, the advisors’ selections of materials stocks for the short portfolio declined 21%—music to the ears of a short-seller. Particularly beneficial were the fund’s short positions in Monsanto (–43%) and Alcoa (–37%).

At the other extreme, the fund’s return was weakened most notably by its industrial stocks in both portfolios. The advisors’ choices for the long portfolio, including 3M (–3%) and Boeing (–13%), declined in value, while the selections for the short portfolio, especially Emerson Electric (+4%) and United Parcel Service (+12%), rose.

Overall, the results from materials and industrials roughly offset each other. The interplay of positive and negative contributions from other sectors in both portfolios produced the overall gain for the fund.

A market-neutral fund can provide added diversification
Market-neutral funds are intended to provide a built-in buffer to the vagaries of stock markets, which shift constantly in reaction to traditional market forces such as the dynamics of the economy, corporate profits, and interest rates. The balancing long and short strategies are aimed at insulating the fund from such forces as far as possible. For investors interested in adding further diversification to an investment program that combines stock, bond, and cash holdings, the low- cost Vanguard Market Neutral Fund can be an effective choice.

After the close of the fiscal period, the fund’s trustees restructured the advisory arrangement for Vanguard Market Neutral Fund. AXA Rosenberg no longer serves as an advisor to the fund, which is now managed solely by Vanguard Quantitative Equity Group. AXA Rosenberg had managed the fund since its inception, and we thank them for their years of service. Vanguard Quantitative Equity Group, which oversees more than $8 billion in active quantitative equity fund assets, has advised the fund since 2007.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 14, 2010

Advisors’ Report

For the first six months of 2010, the Investor Shares of Vanguard Market Neutral Fund returned 0.72% and the Institutional Shares returned 0.83%. These results surpassed that of the fund’s benchmark, the Citigroup Three-Month U.S. Treasury Bill Index, which returned 0.06%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment and of how the portfolio’s positioning reflected this assessment. This report was prepared on July 14, 2010.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

The U.S. equity market started the half-year by rising about 6% over the first three months of 2010, amid announcements of strong earnings and brighter economic outlooks. Volatility levels had declined

Vanguard Market Neutral Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity	47	41	Conducts quantitative management using models that
Group			assess valuation, marketplace sentiment, and
			balance-sheet characteristics of companies as
			compared with their peers.
AXA Rosenberg Investment	46	40	Builds a portfolio based on fundamental analysis using
Management LLC			a two-part quantitative model that considers valuations
			and earnings forecasts.
Cash Investments	7	6	The fund’s daily cash balance may be invested in one
			or more Vanguard CMT Funds, which are very low-cost
			money market funds. Each advisor may also maintain a
			modest cash position.

almost to the levels reached before the beginning of the recession, but financial and economic news deteriorated during the next three months. U.S. equities dropped more than 11% for the second quarter, fueling volatility. Small-capitalization companies outpaced larger companies by more than 4 percentage points for the full six-month period, led by health care, consumer discretionary, and consumer staples companies.

The market environment favored our stock-selection model. Four of our five model components notched positive returns for the six months. We use a model with multiple factors because our research (and common sense) tells us that no single indicator can consistently pick attractive stocks. Our process involves five themes, each with several components: valuation, market sentiment, earnings quality, earnings growth, and management decisions.

Our valuation model measures the price we pay for earnings and cash flows. How much we pay for earnings depends on the growth of earnings, which we evaluate in our growth model. Company management, privy to better knowledge of a company’s prospects and earnings than market participants, takes actions that signal its opinions of a firm’s future. We measure its actions in our management decisions model. Investors show their opinions of a company through their activity in the stock market, which we capture in our market sentiment model.

Finally, our quality model measures balance-sheet strength and the sustainability of earnings. During the past six months, our valuation and management decisions models were our best-performing signals. Our market sentiment and growth models also had positive returns for the period, while our quality indicator was negative, a condition that has persisted for the past year.

Our short positions in Monsanto and Mosaic aided returns, while our short position in Abraxis BioScience hurt results. Among our long positions, Dr Pepper Snapple Group and Tyson Foods were positive, while our long holding of BlackRock reduced our returns.

AXA Rosenberg Investment Management LLC

Portfolio Manager: William E. Ricks,
Americas Chief Executive and Chief Investment Officer

After posting four consecutive quarters of positive returns and also recording the best quarterly start to a year in more than a decade, U.S. equity markets fell sharply in May and June, effectively erasing the earlier gains.

In the second quarter, markets became more concerned about China’s tightening measures and Europe’s sovereign credit-risk issues, after shrugging off these worries earlier in the year. These renewed concerns resulted in a deteriorating outlook for global economic growth.

In addition, U.S. investors fretted about weak housing and employment data. There was also a disconnect between earnings and prices: Stock analysts generally continued to forecast improving global earnings in spite of the evolving macroeconomic headwinds and the recent retreat in equity prices.

Year-to-date through June 30, all sectors declined. While more defensive sectors outperformed in recent months, industrials and consumer discretionary were the top performers for the first half of 2010, building on earlier strengths. Materials and energy lost the most. The energy sector faced notable pressure in the second quarter, as weaker oil prices, slowing global demand, and the BP oil spill in the Gulf of Mexico all weighed on sentiment.

During the first half of 2010, investors initially pursued stocks tied to economic growth, especially those of cyclical companies and leveraged companies. As fear and volatility set in, investors sought cheap, beaten-down stocks. Overall, value stocks and leveraged stocks performed the best, while larger names and speculative stocks with high levels of trading activity performed the worst. The portfolio benefited from both its value stance and its short positions of stocks with high trading activity.

Among sectors, the portfolio benefited the most from shorting the two worst performers—energy and materials—as well as from stock selection in these two sectors. Short positions in Exxon Mobil, Schlumberger, Monsanto, and Alcoa all paid off handsomely, as profit forecasts in the sectors fell because of weaker demand and lowered GDP expectations. In addition, Monsanto faced increased competition from China’s herbicide producers.

Contributions from consumer discretionary and industrial positions were net negative, mainly driven by poor stock selection, although the heavier allocation toward long consumer discretionary stocks mitigated against this effect. Shorting McDonald’s detracted from performance, as the company’s first-quarter results beat analyst estimates.

Market Neutral Fund

Fund Profile
As of June 30, 2010

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMNFX	VMNIX
Total Expense Ratio[1]	2.80%	2.73%
Management Expenses	0.21%	0.14%
Dividend Expenses on
Securities Sold Short2	1.42%	1.42%
Borrowing Expenses on
Securities Sold Short2	0.99%	0.99%
Other Expenses	0.18%	0.18%

Portfolio Characteristics
	Long	Short
Portfolio		Portfolio
Number of Stocks	320	323
Median Market Cap	$6.3B	$7.6B
Price/Earnings Ratio	17.2x	22.2x
Price/Book Ratio	1.7x	2.0x
Return on Equity	14.8%	18.2%
Earnings Growth Rate	0.9%	9.0%
Foreign Holdings	0.2%	0.3%

Fund Characteristics
Turnover Rate (Annualized)		140%
Short-Term Reserves		7.3%

Volatility Measures
	Citigroup	DJ
	Three-Month	U.S. Total
	U.S. Treasury	Market
	Bill Index	Index
R-Squared	0.10	0.00
Beta	3.97	0.01
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	17.5%	10.9%
Consumer Staples	9.8	9.6
Energy	11.0	10.8
Financials	13.2	15.3
Health Care	11.9	13.0
Industrials	12.1	10.2
Information Technology	13.0	14.3
Materials	3.6	7.6
Telecommunication Services	2.4	3.9
Utilities	5.5	4.4

1 The expense ratios shown are from the prospectus dated April 30, 2010, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2010, the annualized total expense ratios were 1.76% for Investor Shares and 1.66% for Institutional Shares.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Market Neutral Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6%
Chevron Corp.	Integrated Oil &
	Gas	1.6
ConocoPhillips	Integrated Oil &
	Gas	1.5
Microsoft Corp.	Systems Software	1.4
3M Co.	Industrial
	Conglomerates	1.4
Pfizer Inc.	Pharmaceuticals	1.4
News Corp. Class A	Movies &
	Entertainment	1.4
Walt Disney Co.	Movies &
	Entertainment	1.3
International Business	IT Consulting &
Machines Corp.	Other Services	1.1
Home Depot Inc.	Home
	Improvement Retail	1.1
Top Ten		13.8%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio

PepsiCo Inc.	Soft Drinks	1.6%
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	1.5
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	1.4
Google Inc. Class A	Internet Software &
	Services	1.3
QUALCOMM Inc.	Communications
	Equipment	1.3
Goldman Sachs Group	Investment Banking
Inc.	& Brokerage	1.3
Kraft Foods Inc.	Packaged Foods &
	Meats	1.2
Procter & Gamble Co.	Household
	Products	1.1
Exxon Mobil Corp.	Integrated Oil &
	Gas	1.1
Abbott Laboratories	Pharmaceuticals	1.0
Top Ten		12.8%
1 The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 1999, Through June 30, 2010

Average Annual Total Returns: Periods Ended June 30, 2010

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/11/1998	-1.51%	0.56%	2.48%
Institutional Shares	10/19/1998	-1.42	0.74	2.72

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks — Long Positions (81.5%)
Consumer Discretionary (14.2%)
	News Corp. Class A	100,100	1,197
	Walt Disney Co.	34,800	1,096
†	Home Depot Inc.	34,600	971
†	Time Warner Cable Inc.	11,200	583
	TJX Cos. Inc.	9,800	411
†	Gap Inc.	20,200	393
†	Ltd Brands Inc.	15,800	348
†	Coach Inc.	9,500	347
	Cablevision Systems Corp.
	Class A	13,600	327
	Johnson Controls Inc.	11,900	320
†	Ross Stores Inc.	5,800	309
†	Darden Restaurants Inc.	6,400	248
†	DISH Network Corp. Class A	11,800	214
*	Liberty Media Corp. - Capital	4,800	201
†	Advance Auto Parts Inc.	3,800	191
* †	Big Lots Inc.	5,800	186
*	Panera Bread Co. Class A	2,400	181
†	Starbucks Corp.	7,400	180
	Williams-Sonoma Inc.	7,200	179
*	Cheesecake Factory Inc.	8,000	178
* †	Ford Motor Co.	17,600	177
†	Whirlpool Corp.	2,000	176
†	Wyndham Worldwide Corp.	8,700	175
*	Skechers U.S.A. Inc. Class A	4,800	175
* †	TRW Automotive
	Holdings Corp.	6,200	171
* †	Valassis
	Communications Inc.	5,400	171
†	Gannett Co. Inc.	12,400	167
*	Fossil Inc.	4,800	167
	Macy’s Inc.	9,300	166
†	Dillard’s Inc. Class A	7,500	161
* †	Aeropostale Inc.	5,550	159
	Sotheby’s	6,500	149
†	H&R Block Inc.	9,300	146
	Genuine Parts Co.	3,700	146

			Market
			Value•
		Shares	($000)
* †	Signet Jewelers Ltd.	5,200	143
	VF Corp.	2,000	142
†	McGraw-Hill Cos. Inc.	5,000	141
†	DR Horton Inc.	13,600	134
* †	Liberty Media Corp. -
	Interactive	12,800	134
†	Brinker International Inc.	9,200	133
	Fortune Brands Inc.	3,400	133
	Mattel Inc.	6,100	129
	Family Dollar Stores Inc.	3,200	121
* †	New York Times Co. Class A	13,900	120
	Expedia Inc.	6,000	113
	Hasbro Inc.	2,300	94
*	Career Education Corp.	3,900	90
*	Dollar Tree Inc.	2,100	87
	DeVry Inc.	1,300	68
	Jones Apparel Group Inc.	3,300	52
*	Pulte Group Inc.	5,800	48
*	Chipotle Mexican Grill Inc.
	Class A	300	41
	Chico’s FAS Inc.	4,100	40
	Comcast Corp. Class A	2,300	40
	Thor Industries Inc.	1,500	36
†	Time Warner Inc.	900	26
*	HSN Inc.	1,000	24
	Virgin Media Inc.	200	3
			12,458
Consumer Staples (7.9%)
†	CVS Caremark Corp.	30,600	897
	Altria Group Inc.	44,100	884
	Lorillard Inc.	6,100	440
†	Estee Lauder Cos. Inc.
	Class A	7,800	434
†	ConAgra Foods Inc.	18,300	427
†	Dr Pepper Snapple Group Inc.	10,667	399
	Sysco Corp.	13,100	374
	Archer-Daniels-Midland Co.	14,300	369
†	Tyson Foods Inc. Class A	21,700	355
†	Hershey Co.	6,700	321

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Sara Lee Corp.	22,200	313
	Reynolds American Inc.	3,900	203
†	Del Monte Foods Co.	13,500	194
†	Ruddick Corp.	6,100	189
*	Smithfield Foods Inc.	11,700	174
†	Coca-Cola Enterprises Inc.	6,600	171
†	Mead Johnson Nutrition Co.	3,251	163
	JM Smucker Co.	2,700	163
	Safeway Inc.	6,800	134
	Herbalife Ltd.	2,300	106
	SUPERVALU Inc.	9,600	104
	Church & Dwight Co. Inc.	1,300	81
†	Clorox Co.	1,000	62
			6,957
Energy (9.0%)
†	Chevron Corp.	20,100	1,364
†	ConocoPhillips	27,400	1,346
†	Apache Corp.	8,700	733
	Devon Energy Corp.	10,100	615
†	Anadarko Petroleum Corp.	15,200	549
†	Marathon Oil Corp.	15,600	485
†	Cimarex Energy Co.	4,200	301
	Valero Energy Corp.	12,700	228
	Ship Finance
	International Ltd.	10,800	193
* †	Whiting Petroleum Corp.	2,300	180
* †	Newfield Exploration Co.	3,600	176
	Pioneer Natural
	Resources Co.	2,900	172
†	SM Energy Co.	4,100	165
	Frontline Ltd.	5,600	160
†	EXCO Resources Inc.	10,900	159
†	Peabody Energy Corp.	3,900	153
* †	Oil States International Inc.	3,800	150
	El Paso Corp.	13,400	149
* †	Oceaneering
	International Inc.	2,900	130
*	FMC Technologies Inc.	1,900	100
	Chesapeake Energy Corp.	4,200	88
*	Alpha Natural Resources Inc.	2,200	74
*	Forest Oil Corp.	2,300	63
*	McMoRan Exploration Co.	3,600	40
	Williams Cos. Inc.	1,800	33
	Southern Union Co.	1,300	28
			7,834
Financials (10.7%)
	Aflac Inc.	10,400	444
†	JPMorgan Chase & Co.	12,100	443
†	Prudential Financial Inc.	7,800	419
†	Ameriprise Financial Inc.	11,500	415
†	Bank of America Corp.	22,700	326
†	Unum Group	13,600	295
	Wells Fargo & Co.	11,200	287

			Market
			Value•
		Shares	($000)
	PNC Financial Services
	Group Inc.	5,000	282
	Loews Corp.	7,400	246
	Mercury General Corp.	4,800	199
	Prosperity Bancshares Inc.	5,700	198
* †	CNA Financial Corp.	7,600	194
†	Assurant Inc.	5,600	194
†	Torchmark Corp.	3,900	193
†	Capital One Financial Corp.	4,800	193
†	First Citizens BancShares Inc.
	Class A	1,000	192
†	Franklin Resources Inc.	2,200	190
†	Vornado Realty Trust	2,600	190
†	BOK Financial Corp.	4,000	190
†	Unitrin Inc.	7,200	184
*	AmeriCredit Corp.	10,100	184
	Jones Lang LaSalle Inc.	2,800	184
†	RenaissanceRe Holdings Ltd.	3,200	180
	Macerich Co.	4,800	179
	Raymond James Financial Inc.	7,200	178
†	Endurance Specialty
	Holdings Ltd.	4,700	176
†	CBL & Associates
	Properties Inc.	14,100	175
	Camden Property Trust	4,200	172
†	Chubb Corp.	3,400	170
†	Bank of Hawaii Corp.	3,500	169
*	Forest City Enterprises Inc.
	Class A	14,900	169
†	American Financial Group Inc.	6,100	167
* †	Arch Capital Group Ltd.	2,200	164
	CommonWealth REIT	25,600	159
†	Travelers Cos. Inc.	3,200	158
	KeyCorp	20,300	156
†	Fulton Financial Corp.	16,000	154
†	Hudson City Bancorp Inc.	11,400	140
	M&T Bank Corp.	1,500	127
	Goldman Sachs Group Inc.	900	118
†	BlackRock Inc.	800	115
*	SLM Corp.	10,600	110
	International Bancshares Corp.	5,100	85
*	CB Richard Ellis Group Inc.
	Class A	5,700	78
	Duke Realty Corp.	6,500	74
	Montpelier Re Holdings Ltd.	4,400	66
	Highwoods Properties Inc.	2,300	64
*	Signature Bank	1,500	57
	Apartment Investment
	& Management Co.	2,700	52
	Jefferies Group Inc.	2,400	51
	Ares Capital Corp.	4,000	50
	Weingarten Realty Investors	1,500	29
			9,384

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Health Care (9.7%)
†	Pfizer Inc.	84,700	1,208
†	UnitedHealth Group Inc.	26,500	753
†	McKesson Corp.	8,500	571
	Cardinal Health Inc.	13,900	467
†	AmerisourceBergen Corp.
	Class A	12,200	387
*	Thermo Fisher Scientific Inc.	7,200	353
* †	Forest Laboratories Inc.	12,800	352
*	Cephalon Inc.	5,100	289
†	Hill-Rom Holdings Inc.	6,800	207
*	Endo Pharmaceuticals
	Holdings Inc.	9,400	205
†	Perrigo Co.	3,400	201
*	Boston Scientific Corp.	34,000	197
	Allergan Inc.	3,300	192
* †	Humana Inc.	4,200	192
* †	Lincare Holdings Inc.	5,850	190
†	Cooper Cos. Inc.	4,700	187
	PerkinElmer Inc.	9,000	186
* †	Bruker Corp.	15,200	185
*	Emergency Medical Services
	Corp. Class A	3,700	181
†	Universal Health Services Inc.
	Class B	4,600	175
* †	Sirona Dental Systems Inc.	4,900	171
* †	LifePoint Hospitals Inc.	5,000	157
* †	Tenet Healthcare Corp.	36,200	157
* †	Community Health
	Systems Inc.	4,500	152
* †	Health Management
	Associates Inc. Class A	19,300	150
* †	Mylan Inc.	8,400	143
*	Life Technologies Corp.	2,800	132
* †	Amgen Inc.	2,400	126
	CIGNA Corp.	3,600	112
*	CareFusion Corp.	4,100	93
*	Medco Health Solutions Inc.	1,600	88
* †	Mettler-Toledo
	International Inc.	600	67
	STERIS Corp.	2,100	65
	Medicis Pharmaceutical Corp.
	Class A	2,500	55
*	Bio-Rad Laboratories Inc.
	Class A	600	52
*	Express Scripts Inc.	800	38
*	Amedisys Inc.	700	31
			8,467
Industrials (9.9%)
†	3M Co.	15,700	1,240
†	Raytheon Co.	16,800	813
†	Boeing Co.	11,600	728
†	Northrop Grumman Corp.	9,600	522
	Norfolk Southern Corp.	8,100	430

			Market
			Value•
		Shares	($000)
†	L-3 Communications
	Holdings Inc.	5,200	368
†	Southwest Airlines Co.	20,700	230
	Republic Services Inc.
	Class A	7,300	217
	Union Pacific Corp.	3,000	209
	Rockwell Automation Inc.	3,800	187
†	Avery Dennison Corp.	5,800	186
†	RR Donnelley & Sons Co.	11,200	183
	Eaton Corp.	2,800	183
†	Toro Co.	3,700	182
* †	Oshkosh Corp.	5,800	181
* †	Alaska Air Group Inc.	4,000	180
†	Joy Global Inc.	3,600	180
* †	Owens Corning	6,000	179
* †	UAL Corp.	8,700	179
	Parker Hannifin Corp.	3,200	177
†	Timken Co.	6,800	177
†	Cummins Inc.	2,700	176
* †	Delta Air Lines Inc.	14,700	173
	Nordson Corp.	3,000	168
†	Carlisle Cos. Inc.	4,500	163
†	Pitney Bowes Inc.	7,300	160
†	Regal-Beloit Corp.	2,700	151
	Dover Corp.	3,300	138
	Crane Co.	4,400	133
	General Electric Co.	7,000	101
*	Armstrong World
	Industries Inc.	3,300	100
* †	General Cable Corp.	3,700	99
	Roper Industries Inc.	1,600	90
	FedEx Corp.	700	49
*	URS Corp.	600	24
			8,656
Information Technology (10.6%)
†	Microsoft Corp.	54,900	1,263
†	International Business
	Machines Corp.	7,900	976
†	Hewlett-Packard Co.	19,500	844
†	Computer Sciences Corp.	12,600	570
†	Harris Corp.	8,500	354
* †	Micron Technology Inc.	36,000	306
* †	Seagate Technology	21,800	284
†	CA Inc.	13,800	254
* †	Western Digital Corp.	8,200	248
	Jabil Circuit Inc.	15,100	201
*	Intuit Inc.	5,700	198
	Lender Processing
	Services Inc.	6,100	191
*	Atmel Corp.	39,500	190
* †	Amdocs Ltd.	7,000	188
* †	VeriFone Systems Inc.	9,700	184
* †	Agilent Technologies Inc.	6,400	182
*	VMware Inc. Class A	2,900	181

Market Neutral Fund

			Market
			Value•
		Shares	($000)
* †	Lexmark International Inc.
	Class A	5,400	178
* †	Advanced Micro
	Devices Inc.	23,300	171
* †	Teradata Corp.	5,600	171
* †	Rovi Corp.	4,300	163
* †	Hewitt Associates Inc.
	Class A	4,500	155
* †	Autodesk Inc.	6,000	146
* †	Tech Data Corp.	4,100	146
*	Veeco Instruments Inc.	4,100	141
* †	Marvell Technology
	Group Ltd.	8,900	140
* †	Vishay Intertechnology Inc.	17,800	138
*	Teradyne Inc.	12,300	120
*	Avnet Inc.	4,500	108
* †	LSI Corp.	23,400	108
	Maxim Integrated
	Products Inc.	6,300	105
	Activision Blizzard Inc.	9,800	103
*	Red Hat Inc.	3,400	98
*	SanDisk Corp.	2,200	93
	Plantronics Inc.	3,200	91
*	AOL Inc.	4,300	89
*	Symantec Corp.	3,800	53
	Texas Instruments Inc.	2,200	51
*	NetApp Inc.	1,200	45
*	Arris Group Inc.	3,700	38
*	VeriSign Inc.	800	21
			9,286
Materials (3.0%)
†	Lubrizol Corp.	4,300	346
†	Eastman Chemical Co.	4,700	251
†	Walter Energy Inc.	3,800	231
	Albemarle Corp.	4,800	191
*	WR Grace & Co.	8,500	179
†	Ashland Inc.	3,700	172
†	Domtar Corp.	3,400	167
†	Valspar Corp.	5,200	157
†	International Paper Co.	6,700	152
†	EI du Pont de Nemours & Co.	4,200	145
†	Celanese Corp. Class A	5,700	142
†	Freeport-McMoRan Copper
	& Gold Inc.	2,200	130
	Sonoco Products Co.	3,500	107
	Ball Corp.	1,700	90
	Cytec Industries Inc.	1,700	68
*	Solutia Inc.	4,200	55
	Reliance Steel &
	Aluminum Co.	500	18
			2,601

			Market
			Value•
		Shares	($000)
Telecommunication Services (2.0%)
	AT&T Inc.	57,000	1,379
†	CenturyLink Inc.	5,300	177
	Telephone &
	Data Systems Inc.	5,400	164
			1,720
Utilities (4.5%)
	Duke Energy Corp.	28,400	454
†	DTE Energy Co.	8,000	365
†	Oneok Inc.	6,800	294
	Public Service Enterprise
	Group Inc.	8,800	276
†	NiSource Inc.	17,600	255
†	Pinnacle West Capital Corp.	5,600	204
†	CenterPoint Energy Inc.	15,100	199
†	Nicor Inc.	4,900	198
†	Integrys Energy Group Inc.	4,500	197
	Energen Corp.	4,300	191
†	Constellation Energy
	Group Inc.	5,600	181
†	TECO Energy Inc.	12,000	181
†	CMS Energy Corp.	11,500	168
†	Atmos Energy Corp.	6,100	165
*	AES Corp.	15,100	139
	AGL Resources Inc.	3,800	136
	Ameren Corp.	5,400	128
†	Exelon Corp.	3,000	114
	DPL Inc.	2,100	50
	IDACORP Inc.	1,100	37
			3,932
Total Common Stocks — Long Positions
(Cost $71,776)			71,295
Common Stocks Sold Short (–76.2%)
Consumer Discretionary (–8.3%)
*	Discovery Communications
	Inc. Class A	(13,200)	(471)
*	O’Reilly Automotive Inc.	(6,700)	(318)
*	Liberty Global Inc. Class A	(11,800)	(307)
*	LKQ Corp.	(10,600)	(204)
*	DreamWorks Animation SKG
	Inc. Class A	(7,000)	(200)
	Genuine Parts Co.	(5,000)	(197)
*	NVR Inc.	(300)	(197)
*	Morningstar Inc.	(4,500)	(191)
	CTC Media Inc.	(13,100)	(189)
*	BorgWarner Inc.	(5,000)	(187)
*	Hyatt Hotels Corp. Class A	(5,000)	(185)
	Best Buy Co. Inc.	(5,300)	(179)
	Wendy’s/Arby’s Group Inc.
	Class A	(44,600)	(178)
	Staples Inc.	(9,300)	(177)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	American Eagle
	Outfitters Inc.	(15,100)	(177)
*	Penn National Gaming Inc.	(7,500)	(173)
	Fortune Brands Inc.	(4,400)	(172)
*	Pulte Group Inc.	(20,700)	(171)
	Harley-Davidson Inc.	(7,400)	(165)
	International Game
	Technology	(10,400)	(163)
*	Urban Outfitters Inc.	(4,700)	(162)
*	Bally Technologies Inc.	(5,000)	(162)
	Walt Disney Co.	(5,100)	(161)
	JC Penney Co. Inc.	(7,500)	(161)
*	priceline.com Inc.	(900)	(159)
	International Speedway Corp.
	Class A	(6,100)	(157)
*	Interpublic Group of
	Cos. Inc.	(20,800)	(148)
*	GameStop Corp. Class A	(7,800)	(147)
*	Dollar General Corp.	(5,300)	(146)
	Weight Watchers
	International Inc.	(5,700)	(146)
*	Clear Channel Outdoor
	Holdings Inc. Class A	(16,700)	(145)
	Lowe’s Cos. Inc.	(6,900)	(141)
*	Toll Brothers Inc.	(8,300)	(136)
*	Las Vegas Sands Corp.	(5,900)	(131)
	Abercrombie & Fitch Co.	(3,900)	(120)
	Stanley Black & Decker Inc.	(2,200)	(111)
	NIKE Inc. Class B	(1,600)	(108)
	Wynn Resorts Ltd.	(1,400)	(107)
*	Scientific Games Corp.
	Class A	(10,700)	(98)
*	Apollo Group Inc. Class A	(2,200)	(93)
	H&R Block Inc.	(5,800)	(91)
	Carnival Corp.	(2,700)	(82)
	Gentex Corp.	(3,800)	(68)
	Hasbro Inc.	(1,000)	(41)
*	WMS Industries Inc.	(900)	(35)
	Scripps Networks Interactive
	Inc. Class A	(600)	(24)
			(7,281)
Consumer Staples (–7.3%)
	PepsiCo Inc.	(23,500)	(1,432)
	Kraft Foods Inc.	(36,400)	(1,019)
	Procter & Gamble Co.	(16,000)	(960)
	Kimberly-Clark Corp.	(7,900)	(479)
	Costco Wholesale Corp.	(8,300)	(455)
	Alberto-Culver Co. Class B	(7,300)	(198)
	Coca-Cola Co.	(3,900)	(195)
	Avon Products Inc.	(7,200)	(191)
*	Dean Foods Co.	(18,500)	(186)
*	Ralcorp Holdings Inc.	(3,400)	(186)

			Market
			Value•
		Shares	($000)
*	Hansen Natural Corp.	(4,400)	(172)
*	Central European
	Distribution Corp.	(7,900)	(169)
	McCormick & Co. Inc.	(4,200)	(159)
	Kroger Co.	(7,500)	(148)
	Kellogg Co.	(2,100)	(106)
	Bunge Ltd.	(2,000)	(98)
*	Whole Foods Market Inc.	(2,600)	(94)
	Sysco Corp.	(1,800)	(51)
	Safeway Inc.	(2,000)	(39)
	HJ Heinz Co.	(700)	(30)
	Brown-Forman Corp. Class B	(400)	(23)
			(6,390)
Energy (–8.3%)
	Schlumberger Ltd.	(24,100)	(1,334)
	Exxon Mobil Corp.	(16,500)	(942)
	Halliburton Co.	(23,000)	(565)
*	Southwestern Energy Co.	(11,300)	(437)
	Spectra Energy Corp.	(21,100)	(423)
*	Denbury Resources Inc.	(20,100)	(295)
	Range Resources Corp.	(6,900)	(277)
*	Petrohawk Energy Corp.	(15,400)	(261)
	Baker Hughes Inc.	(6,000)	(249)
*	Cameron International Corp.	(6,600)	(215)
*	Ultra Petroleum Corp.	(4,400)	(195)
*	Cobalt International
	Energy Inc.	(26,200)	(195)
	Frontier Oil Corp.	(14,400)	(194)
	Tidewater Inc.	(4,800)	(186)
*	Plains Exploration
	& Production Co.	(8,400)	(173)
	Cabot Oil & Gas Corp.	(5,200)	(163)
	Arch Coal Inc.	(7,900)	(157)
	Consol Energy Inc.	(3,600)	(122)
*	Atlas Energy Inc.	(4,200)	(114)
*	Comstock Resources Inc.	(4,100)	(114)
	Holly Corp.	(3,800)	(101)
	Tesoro Corp.	(8,500)	(99)
*	Concho Resources Inc.	(1,600)	(89)
*	Alpha Natural Resources Inc.	(2,500)	(85)
	Helmerich & Payne Inc.	(2,100)	(77)
	EOG Resources Inc.	(700)	(69)
*	Dresser-Rand Group Inc.	(1,400)	(44)
*	Superior Energy Services Inc.	(1,900)	(35)
			(7,210)
Financials (–11.6%)
	Goldman Sachs Group Inc.	(8,500)	(1,116)
	Charles Schwab Corp.	(31,900)	(452)
	Invesco Ltd.	(18,900)	(318)
	People’s United Financial Inc.	(20,500)	(277)
	Chubb Corp.	(5,200)	(260)
	T Rowe Price Group Inc.	(5,200)	(231)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Progressive Corp.	(11,400)	(213)
*	Alleghany Corp.	(712)	(209)
	CapitalSource Inc.	(43,700)	(208)
	Bank of New York
	Mellon Corp.	(8,400)	(207)
*	Markel Corp.	(600)	(204)
	HCC Insurance Holdings Inc.	(8,100)	(201)
	Transatlantic Holdings Inc.	(4,200)	(201)
	First Niagara Financial
	Group Inc.	(15,800)	(198)
	Corporate Office Properties
	Trust SBI MD	(5,200)	(196)
	Wesco Financial Corp.	(600)	(194)
	Health Care REIT Inc.	(4,600)	(194)
	AON Corp.	(5,200)	(193)
	Brown & Brown Inc.	(10,100)	(193)
	Public Storage	(2,200)	(193)
	Greenhill & Co. Inc.	(3,100)	(190)
	Associated Banc-Corp	(15,100)	(185)
	Synovus Financial Corp.	(72,800)	(185)
	Equity One Inc.	(11,800)	(184)
	ProLogis	(18,100)	(183)
	Alexander’s Inc.	(600)	(182)
	AMB Property Corp.	(7,400)	(175)
	Janus Capital Group Inc.	(19,700)	(175)
	Lazard Ltd. Class A	(6,500)	(174)
	Arthur J Gallagher & Co.	(7,000)	(171)
	Senior Housing
	Properties Trust	(8,000)	(161)
	Morgan Stanley	(6,900)	(160)
	Marsh & McLennan Cos. Inc.	(7,000)	(158)
*	IntercontinentalExchange Inc.	(1,400)	(158)
	AvalonBay Communities Inc.	(1,600)	(149)
	Legg Mason Inc.	(5,300)	(149)
	Northern Trust Corp.	(3,200)	(149)
	Marshall & Ilsley Corp.	(20,100)	(144)
	Fidelity National Financial Inc.
	Class A	(10,900)	(142)
*	MSCI Inc. Class A	(4,600)	(126)
	Whitney Holding Corp.	(13,400)	(124)
*	Genworth Financial Inc.
	Class A	(9,200)	(120)
	KeyCorp	(14,900)	(115)
	Nationwide Health
	Properties Inc.	(3,200)	(114)
	PartnerRe Ltd.	(1,300)	(91)
	BRE Properties Inc.	(2,400)	(89)
	Digital Realty Trust Inc.	(1,500)	(87)
*	NASDAQ OMX Group Inc.	(4,900)	(87)
*	TD Ameritrade Holding Corp.	(5,300)	(81)
	Regions Financial Corp.	(11,800)	(78)
	Cincinnati Financial Corp.	(2,900)	(75)
	BlackRock Inc.	(500)	(72)
*	CB Richard Ellis Group Inc.
	Class A	(5,300)	(72)

			Market
			Value•
		Shares	($000)
	Moody’s Corp.	(3,000)	(60)
	American National
	Insurance Co.	(600)	(49)
	National Retail Properties Inc.	(1,900)	(41)
*	E*Trade Financial Corp.	(3,000)	(35)
	BB&T Corp.	(700)	(18)
			(10,166)
Health Care (–9.9%)
	Abbott Laboratories	(18,500)	(865)
*	Celgene Corp.	(9,700)	(493)
*	Gilead Sciences Inc.	(12,800)	(439)
	Merck & Co. Inc.	(12,300)	(430)
	Baxter International Inc.	(9,800)	(398)
*	Genzyme Corp.	(7,500)	(380)
*	Laboratory Corp. of
	America Holdings	(4,000)	(302)
	Allergan Inc.	(5,000)	(291)
	DENTSPLY International Inc.	(9,100)	(272)
*	Vertex Pharmaceuticals Inc.	(7,700)	(254)
*	Abraxis BioScience Inc.	(3,400)	(252)
	Beckman Coulter Inc.	(3,400)	(205)
*	Gen-Probe Inc.	(4,500)	(204)
*	Henry Schein Inc.	(3,700)	(203)
*	St. Jude Medical Inc.	(5,500)	(199)
*	Boston Scientific Corp.	(33,700)	(195)
	Techne Corp.	(3,400)	(195)
*	Inverness Medical
	Innovations Inc.	(7,100)	(189)
*	VCA Antech Inc.	(7,600)	(188)
*	Onyx Pharmaceuticals Inc.	(8,500)	(184)
*	NuVasive Inc.	(5,100)	(181)
*	Myriad Genetics Inc.	(11,300)	(169)
	Patterson Cos. Inc.	(5,800)	(165)
*	Covance Inc.	(3,200)	(164)
*	Zimmer Holdings Inc.	(2,900)	(157)
*	United Therapeutics Corp.	(3,200)	(156)
	Stryker Corp.	(3,100)	(155)
	Pfizer Inc.	(10,400)	(148)
*	Illumina Inc.	(3,100)	(135)
*	DaVita Inc.	(2,100)	(131)
*	Edwards Lifesciences Corp.	(2,200)	(123)
*	Human Genome
	Sciences Inc.	(4,900)	(111)
	CR Bard Inc.	(1,400)	(109)
*	Cerner Corp.	(1,400)	(106)
*	Express Scripts Inc.	(2,000)	(94)
*	ResMed Inc.	(1,500)	(91)
	Pharmaceutical Product
	Development Inc.	(3,500)	(89)
*	Dendreon Corp.	(2,700)	(87)
*	Alexion Pharmaceuticals Inc.	(1,600)	(82)
	Medtronic Inc.	(1,200)	(44)
*	Intuitive Surgical Inc.	(100)	(32)
			(8,667)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Industrials (–7.8%)
	Precision Castparts Corp.	(4,300)	(442)
	Lockheed Martin Corp.	(5,800)	(432)
	CH Robinson Worldwide Inc.	(6,800)	(379)
	Fluor Corp.	(7,900)	(336)
	Expeditors International of
	Washington Inc.	(8,900)	(307)
*	McDermott International Inc.	(13,300)	(288)
*	Quanta Services Inc.	(13,300)	(275)
*	Jacobs Engineering
	Group Inc.	(7,300)	(266)
*	IHS Inc. Class A	(3,700)	(216)
*	Covanta Holding Corp.	(12,300)	(204)
	Watsco Inc.	(3,500)	(203)
*	FTI Consulting Inc.	(4,600)	(201)
	AMETEK Inc.	(4,900)	(197)
	Goodrich Corp.	(2,900)	(192)
	Roper Industries Inc.	(3,400)	(190)
*	AGCO Corp.	(7,000)	(189)
	Landstar System Inc.	(4,800)	(187)
*	Aecom Technology Corp.	(8,100)	(187)
	KBR Inc.	(9,100)	(185)
	Con-way Inc.	(6,100)	(183)
	Harsco Corp.	(7,800)	(183)
*	Shaw Group Inc.	(4,600)	(157)
	Danaher Corp.	(4,200)	(156)
	Alexander & Baldwin Inc.	(5,200)	(155)
	Wabtec Corp.	(3,700)	(148)
*	Stericycle Inc.	(2,000)	(131)
	Fastenal Co.	(2,600)	(131)
	IDEX Corp.	(4,300)	(123)
	Robert Half International Inc.	(4,600)	(108)
	Pitney Bowes Inc.	(4,100)	(90)
*	Clean Harbors Inc.	(1,300)	(86)
	Pall Corp.	(2,400)	(83)
	Textron Inc.	(4,600)	(78)
*	Verisk Analytics Inc. Class A	(1,900)	(57)
	JB Hunt Transport
	Services Inc.	(1,600)	(52)
	Emerson Electric Co.	(700)	(31)
			(6,828)
Information Technology (–10.9%)
*	Google Inc. Class A	(2,600)	(1,157)
	QUALCOMM Inc.	(34,600)	(1,136)
*	Adobe Systems Inc.	(16,400)	(434)
*	eBay Inc.	(21,300)	(418)
	Mastercard Inc. Class A	(1,800)	(359)
	Paychex Inc.	(13,400)	(348)
*	Citrix Systems Inc.	(7,400)	(312)
*	FLIR Systems Inc.	(10,200)	(296)
	Visa Inc. Class A	(3,500)	(248)
*	Sohu.com Inc.	(4,700)	(193)
	Oracle Corp.	(8,900)	(191)
*	PMC - Sierra Inc.	(25,200)	(190)
*	Netlogic Microsystems Inc.	(6,900)	(188)

			Market
			Value•
		Shares	($000)
*	Juniper Networks Inc.	(8,100)	(185)
	Amphenol Corp. Class A	(4,700)	(184)
	Western Union Co.	(12,300)	(183)
*	Varian Semiconductor
	Equipment Associates Inc.	(6,300)	(181)
	Intersil Corp. Class A	(14,900)	(180)
	Corning Inc.	(11,000)	(178)
*	Concur Technologies Inc.	(4,100)	(175)
*	Arrow Electronics Inc.	(7,800)	(174)
*	MEMC Electronic
	Materials Inc.	(17,600)	(174)
	National Instruments Corp.	(5,300)	(168)
*	Trimble Navigation Ltd.	(5,900)	(165)
*	Genpact Ltd.	(10,000)	(155)
	Applied Materials Inc.	(12,700)	(153)
	Automatic Data
	Processing Inc.	(3,800)	(153)
*	Fiserv Inc.	(3,100)	(142)
*	Akamai Technologies Inc.	(3,500)	(142)
*	Dell Inc.	(11,800)	(142)
*	SAIC Inc.	(7,800)	(131)
*	Monster Worldwide Inc.	(10,700)	(125)
	Linear Technology Corp.	(4,400)	(122)
*	Red Hat Inc.	(3,600)	(104)
*	VeriSign Inc.	(3,800)	(101)
	Microchip Technology Inc.	(3,500)	(97)
*	McAfee Inc.	(3,100)	(95)
*	Autodesk Inc.	(3,800)	(93)
*	Advanced Micro Devices Inc.	(11,000)	(81)
*	Cisco Systems Inc.	(3,000)	(64)
*	EMC Corp.	(3,300)	(60)
*	Brocade Communications
	Systems Inc.	(11,000)	(57)
*	Equinix Inc.	(700)	(57)
	Broadridge Financial
	Solutions Inc.	(1,500)	(29)
			(9,520)
Materials (–5.8%)
	Praxair Inc.	(8,500)	(646)
	Monsanto Co.	(13,700)	(633)
	Freeport-McMoRan Copper
	& Gold Inc.	(8,100)	(479)
	Nucor Corp.	(10,600)	(406)
	Mosaic Co.	(7,500)	(292)
	Allegheny Technologies Inc.	(6,000)	(266)
	Martin Marietta
	Materials Inc.	(3,100)	(263)
	Alcoa Inc.	(23,600)	(237)
	Vulcan Materials Co.	(5,300)	(233)
*	Pactiv Corp.	(6,900)	(192)
	Bemis Co. Inc.	(7,000)	(189)
	Royal Gold Inc.	(3,900)	(187)
	Weyerhaeuser Co.	(5,000)	(176)
	Compass Minerals
	International Inc.	(2,200)	(155)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Dow Chemical Co.	(6,100)	(145)
	Air Products & Chemicals Inc.	(2,200)	(143)
	Sigma-Aldrich Corp.	(2,400)	(120)
	Celanese Corp. Class A	(3,100)	(77)
	CF Industries Holdings Inc.	(1,000)	(63)
	Eagle Materials Inc.	(2,200)	(57)
	Commercial Metals Co.	(3,600)	(48)
	Aptargroup Inc.	(800)	(30)
	Steel Dynamics Inc.	(1,800)	(24)
			(5,061)
Telecommunication Services (–2.9%)
	Verizon Communications Inc.	(44,900)	(1,258)
*	American Tower Corp.
	Class A	(9,100)	(405)
*	Crown Castle
	International Corp.	(5,400)	(201)
*	SBA Communications Corp.
	Class A	(5,900)	(200)
*	Level 3
	Communications Inc.	(169,600)	(185)
*	Leap Wireless
	International Inc.	(9,500)	(123)
*	NII Holdings Inc.	(3,300)	(107)
	Windstream Corp.	(8,400)	(89)
			(2,568)
Utilities (–3.4%)
	Exelon Corp.	(9,500)	(361)
	EQT Corp.	(8,500)	(307)
	Aqua America Inc.	(11,600)	(205)
	Alliant Energy Corp.	(6,200)	(197)
	Sempra Energy	(4,200)	(197)
*	NRG Energy Inc.	(8,700)	(185)
*	AES Corp.	(19,100)	(176)
	ITC Holdings Corp.	(3,300)	(175)
	Southern Co.	(5,200)	(173)
*	RRI Energy Inc.	(45,000)	(171)
	Duke Energy Corp.	(10,200)	(163)
	NV Energy Inc.	(13,400)	(158)
	Great Plains Energy Inc.	(9,000)	(153)
	Dominion Resources Inc.	(2,400)	(93)
*	Calpine Corp.	(6,800)	(87)
*	Dynegy Inc. Class A	(15,260)	(59)
	SCANA Corp.	(1,300)	(46)
	Wisconsin Energy Corp.	(800)	(41)
			(2,947)
Total Common Stocks Sold Short
(Proceeds $70,272)			(66,638)

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (9.6%)
Money Market Fund (9.6%)
1 Vanguard Market Liquidity
Fund, 0.286%
(Cost $8,396)	8,395,956	8,396
† Other Assets and Liabilities—
Net (85.1%)		74,391
Net Assets (100%)		87,444

Statement of Assets and Liabilities
Assets
Investment in Securities,
Long Positions at Value
Common Stocks		71,295
Temporary Cash Investments		8,396
Cash Deposited with Broker for
Short Positions		76,827
Receivables for Capital Shares Issued		198
Other Assets		83
Total Assets		156,799
Liabilities
Securities Sold Short, at Value		66,638
Payables for Capital Shares Redeemed		2,185
Other Liabilities		532
Total Liabilities		69,355
Net Assets (100%)		87,444

Market Neutral Fund

At June 30, 2010, net assets consisted of:

Amount
($000)
Paid-in Capital	108,132
Accumulated Net Investment Losses	(84)
Accumulated Net Realized Losses	(23,757)
Unrealized Appreciation (Depreciation)
Investment Securities--Long Positions	(481)
Investment Securities Sold Short	3,634
Net Assets	87,444

Investor Shares—Net Assets
Applicable to 8,040,489 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	78,650
Net Asset Value Per Share—
Investor Shares	$9.78

Institutional Shares—Net Assets
Applicable to 903,235 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,794
Net Asset Value Per Share—
Institutional Shares	$9.74

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $34,274,000 and cash of $76,827,000 have been segregated in connection with securities sold short.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Six Months Ended
June 30, 2010
($000)
Investment Income
Income
Dividends	571
Interest[1]	8
Total Income	579
Expenses
Investment Advisory Fees—Note B
Basic Fee	83
Performance Adjustment	(51)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	50
Management and Administrative—Institutional Shares	5
Marketing and Distribution—Investor Shares	8
Marketing and Distribution—Institutional Shares	2
Custodian Fees	15
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Institutional Shares	—
Dividend Expense on Securities Sold Short	475
Borrowing Expense on Securities Sold Short	24
Total Expenses	613
Net Investment Income (Loss)	(34)
Realized Net Gain (Loss)
Investment Securities—Long Positions	4,228
Investment Securities Sold Short	(6,040)
Realized Net Gain (Loss)	(1,812)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	(8,427)
Investment Securities Sold Short	10,508
Change in Unrealized Appreciation (Depreciation)	2,081
Net Increase (Decrease) in Net Assets Resulting from Operations	235
1 Interest income from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(34)	(719)
Realized Net Gain (Loss)	(1,812)	(15,526)
Change in Unrealized Appreciation (Depreciation)	2,081	6,224
Net Increase (Decrease) in Net Assets Resulting from Operations	235	(10,021)
Distributions
Net Investment Income
Investor Shares	—	(76)
Institutional Shares	—	(12)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	—	(88)
Capital Share Transactions
Investor Shares	25,702	(11,487)
Institutional Shares	(6,883)	206
Net Increase (Decrease) from Capital Share Transactions	18,819	(11,281)
Total Increase (Decrease)	19,054	(21,390)
Net Assets
Beginning of Period	68,390	89,780
End of Period[1]	87,444	68,390
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($84,000) and ($50,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares
Six Months		Year	April 1,
	Ended	Ended	2008, to
For a Share Outstanding	June 30,	Dec. 31,	Dec. 31,		Year Ended March 31,
Throughout Each Period	2010	2009	2008[1]	2008[2]	2007	2006	2005
Net Asset Value,
Beginning of Period	$9.71	$10.97	$12.45	$12.19	$12.12	$11.46	$10.86
Investment Operations
Net Investment Income (Loss)	(.006)[3]	(.105)	.084	.311[3]	.500	.220	(.040)
Net Realized and Unrealized Gain (Loss)
on Investments[4]	.076	(1.143)	(.838)	.909	.060	.590	.640
Total from Investment Operations	.070	(1.248)	(.754)	1.220	.560	.810	.600
Distributions
Dividends from Net Investment Income	—	(.012)	(.132)	(.607)	(.490)	(.150)	—
Distributions from Realized Capital Gains	—	—	(.594)	(.353)	—	—	—
Total Distributions	—	(.012)	(.726)	(.960)	(.490)	(.150)	—
Net Asset Value, End of Period	$9.78	$9.71	$10.97	$12.45	$12.19	$12.12	$11.46

Total Return[5]	0.72%	–11.38%	–6.11%	10.15%	4.68%	7.09%	5.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$79	$53	$73	$45	$9	$12	$13
Ratio of Expenses to
Average Net Assets
Based on Total Expenses[8]	1.76%[6,7]	2.80%[7]	2.13%[6]	3.09%	3.46%	3.31%	3.55%
Net of Expenses Waived/
Reimbursed[2,8]	1.76%[6,7]	2.80%[7]	2.13%[6]	2.79%	2.98%	3.02%	3.26%
Net of Expenses Waived/Reimbursed
and Dividend and Borrowing
Expense on Securities Sold Short[8]	0.34%[6]	0.39%	0.46%[6]	1.16%	1.54%	1.59%	1.61%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.12%)[6]	(0.97%)	1.15%[6]	2.69%	3.40%	2.14%	(0.33%)
Portfolio Turnover Rate	140%[6]	142%	161%	214%	169%	213%	180%
1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective December 1, 2007. Prior to December 1, 2007, the fund’s advisor and other service providers waived or reimbursed certain fund expenses.
3 Calculated based on average shares outstanding.
4 Includes increases from redemption fees of $.00, $.04, $.00, $.00, $.01, $.00, and $.00.
5 Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days; the 1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year; or the account service fee that may be applicable to certain accounts with balances below $10,000.
6 Annualized.
7 Includes 2010 dividend and borrowing expense on securities sold short of 1.35% and 0.07%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.
8 Includes performance-based investment advisory fee increases (decreases) of (0.15%) for fiscal 2010, (0.10%) for fiscal 2009, and (0.02%) for fiscal 2008. Performance-based investment advisory fees did not apply prior to fiscal 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares
Six Months		Year	April 1,
	Ended	Ended	2008, to
For a Share Outstanding	June 30,	Dec. 31,	Dec. 31,		Year Ended March 31,
Throughout Each Period	2010	2009	2008[1]	2008[2]	2007	2006	2005
Net Asset Value,
Beginning of Period	$9.66	$10.90	$12.39	$12.14	$12.08	$11.44	$10.80
Investment Operations
Net Investment Income (Loss)	(.001)[3]	(.093)	.085	.390[3]	.600	.250	(.010)[3]
Net Realized and Unrealized Gain (Loss)
on Investments[4]	.081	(1.139)	(.846)	.864	—	.580	.650
Total from Investment Operations	.080	(1.232)	(.761)	1.254	.600	.830	.640
Distributions
Dividends from Net Investment Income	—	(.008)	(.138)	(.651)	(.540)	(.190)	—
Distributions from Realized Capital Gains	—	—	(.591)	(.353)	—	—	—
Total Distributions	—	(.008)	(.729)	(1.004)	(.540)	(.190)	—
Net Asset Value, End of Period	$9.74	$9.66	$10.90	$12.39	$12.14	$12.08	$11.44

Total Return[5]	0.83%	–11.31%	–6.20%	10.49%	4.98%	7.29%	5.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9	$16	$17	$12	$10	$20	$12
Ratio of Expenses to
Average Net Assets
Based on Total Expenses[8]	1.66%[6,7]	2.73%[7]	2.08%[6]	2.97%	3.07%	3.01%	3.23%
Net of Expenses Waived/
Reimbursed[2,8]	1.66%[6,7]	2.73%[7]	2.08%[6]	2.56%	2.67%	2.71%	2.94%
Net of Expenses Waived/Reimbursed
and Dividend and Borrowing
Expense on Securities Sold Short[8]	0.24%[6]	0.32%	0.41%[6]	0.93%	1.24%	1.24%	1.24%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.02%)[6]	(0.90%)	1.20%[6]	2.92%	3.68%	2.50%	(0.13%)
Portfolio Turnover Rate	140%[6]	142%	161%	214%	169%	213%	180%
1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective December 1, 2007. Prior to December 1, 2007, the fund’s advisor and other service providers waived or reimbursed certain fund expenses.
3 Calculated based on average shares outstanding.
4 Includes increases from redemption fees of $.00, $.03, $.00, $.00, $.00, $.00, and $.00.
5 Total returns do not reflect the 2% fee assessed until November 30, 2007, on redemptions of shares purchased within 30 days or the 1% fee assessed beginning December 1, 2007, on redemptions of shares held less than one year.
6 Annualized.
7 Includes 2010 dividend and borrowing expense on securities sold short of 1.35% and 0.07%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.
8 Includes performance-based investment advisory fee increases (decreases) of (0.15%) for fiscal 2010, (0.10%) for fiscal 2009, and (0.02%) for fiscal 2008. Performance-based investment advisory fees did not apply prior to fiscal 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund may sell a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

Market Neutral Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (March 31, 2006–December 31, 2009), and for the period ended June 30, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AXA Rosenberg Investment Management LLC (AXA) provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AXA is subject to quarterly adjustments based on performance since December 31, 2007, relative to the Citigroup Three-Month U.S. Treasury Bill Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis.

For the six months ended June 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $51,000 (0.15%) based on performance.

After the close of the fiscal period, the fund’s trustees restructured the advisory arrangement for the fund. AXA no longer serves as an advisor to the fund, which is now managed solely by The Vanguard Group.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2010, the fund had contributed capital of $13,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Market Neutral Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2009, the fund had available capital loss carryforwards totaling $19,593,000 to offset future net capital gains through December 31, 2017. In addition, the fund realized losses of $76,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $2,225,000 through December 31, 2009, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At June 30, 2010, the cost of long security positions for tax purposes was $80,621,000. Net unrealized depreciation of long security positions for tax purposes was $931,000, consisting of unrealized gains of $4,390,000 on securities that had risen in value since their purchase and $5,321,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized appreciation on securities sold short was $1,859,000, consisting of unrealized gains of $6,128,000 on securities that had fallen in value since their sale and $4,269,000 in unrealized losses on securities that had risen in value since their sale.

Market Neutral Fund

F. During the six months ended June 30, 2010, the fund purchased $59,508,000 of investment securities and sold $44,007,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $57,790,000 and $38,632,000 respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	June 30, 2010		December 31, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	33,910	3,439	45,232	4,547
Issued in Lieu of Cash Distributions	—	—	68	7
Redeemed[1]	(8,208)	(840)	(56,787)	(5,725)
Net Increase (Decrease)—Investor Shares	25,702	2,599	(11,487)	(1,171)
Institutional Shares
Issued	127	13	7,875	804
Issued in Lieu of Cash Distributions	—	—	12	1
Redeemed[1]	(7,010)	(718)	(7,681)	(781)
Net Increase (Decrease)—Institutional Shares	(6,883)	(705)	206	24
1 Net of redemption fees of $0 and $257,000 (fund totals).

H. In preparing the financial statements as of June 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	12/31/2009	6/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,007.21	$8.76
Institutional Shares	1,000.00	1,008.28	8.27
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,016.07	$8.80
Institutional Shares	1,000.00	1,016.56	8.30
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.76% for Investor Shares and 1.66% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

In May 2010, the board of trustees of Vanguard Market Neutral Fund renewed the fund’s investment advisory arrangements with AXA Rosenberg Investment Management LLC and The Vanguard Group, Inc. (through its Quantitative Equity Group).

In approving the arrangements, the trustees considered the factors discussed below, among others. No single factor was determinative; rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

AXA Rosenberg Investment Management LLC. Founded in 1985, AXA Rosenberg is an independently operated subsidiary of the AXA Group and has advised the fund since 1998. The firm employs an investment philosophy grounded in fundamental analysis using quantitative models.

During the period, AXA Rosenberg notified Vanguard of the discovery of a coding error that may have affected one of its models, as well as of certain management and ownership changes.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2007.

At its May meeting, the board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements. However, the board noted that it would continue to diligently monitor and assess the coding-error situation with AXA Rosenberg and would reassess the advisory arrangement in light of new developments or findings.

Investment performance
During the meeting, the board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors had carried out the fund’s investment strategy in disciplined fashion; however, the fund’s results versus its peer-group average and its benchmark, the Citigroup Three- Month Treasury Bill Index, have been less favorable over the last 12 months. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was reasonable compared with the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of AXA Rosenberg in determining whether to approve the advisory fee, because AXA Rosenberg is independent of Vanguard, and the advisory fee was the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
At its May meeting, the board concluded that the fund’s shareholders benefited from economies of scale because of breakpoints in the advisory fee schedule for AXA Rosenberg. The breakpoints would reduce the effective rate of the fee as the fund’s assets managed by AXA Rosenberg increased.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

Important Change to the Investment Advisory Arrangements

After the close of the fiscal period covered by this report, the board restructured the fund’s investment advisory team, removing AXA Rosenberg as an investment advisor and reallocating the assets to Vanguard’s Quantitative Equity Group.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.
1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, Vanguard.com, and
searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, sec.gov. In addition,
you may obtain a free report on how your fund voted the
proxies for securities it owned during the 12 months
ended June 30. To get the report, visit either
Vanguard.com or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6342 082010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 23, 2010

VANGUARD MONTGOMERY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 23, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, is Incorporated by Reference.